Exhibit 99

MASCO ACCELERATES GROWTH TREND IN SECOND QUARTER 2013

Key Quarter Highlights

•	Sales increased 10 percent to $2.1 billion

•	North American sales increased 11 percent

•	Growth driven by new home construction and new products and programs at retail

•	Adjusted operating profit margin expanded 290 bps to 9.6 percent

•	All segments positively contributed to top and bottom line growth

Taylor, Michigan (July 29, 2013) — Masco Corporation (NYSE: MAS) continued its trend of delivering growth in the second quarter of 2013. All operating segments contributed to both top and bottom line growth, accelerated by the strength of new home construction in North America and the successful execution of new product and program introductions at retail. Adjusted operating margins increased to 9.6 percent from 6.7 percent due to higher volumes and increased operating leverage.

2013 Second Quarter Commentary

•

Net sales from continuing operations increased 10 percent to $2.1 billion, compared with $1.9 billion for second quarter 2012. North American sales increased 11 percent and international sales increased 7 percent in U.S. dollars and 6 percent in local currency

•	Compared to second quarter 2012, results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, were as follows:

•	Gross margins of 28.9 percent increased 200 bps

•	Operating margins were 9.6 percent compared to 6.7 percent

•	Income from continuing operations was $0.23 per common share compared to $0.11 per common share

•	Income/(loss) from continuing operations, as reported, was $0.23 per common share compared to ($0.15) per common share in the second quarter of 2012

•	We ended the second quarter with approximately $1.2 billion of cash

2013 Second Quarter Operating Segment Highlights

•	Plumbing Products benefitted from North American faucet and toilet sales growth percentage in the mid-teens

•	Decorative Architectural Products drove sales growth through new product introductions and the continued success of programs with retail partners

•	Cabinets and Related Products achieved profitability by remaining focused on turnaround efforts

•	Installation and Other Services delivered profitable growth, benefitting from the strength of new home construction

•	Other Specialty Products accelerated top and bottom line growth led by North American window sales, which increased approximately 20 percent

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“We are very pleased with our second quarter 2013 results, certainly one of the strongest quarters since the downturn and a continuation of the momentum which started for us in the fourth quarter of 2012,” said Masco’s President and CEO, Tim Wadhams. “Top and bottom line growth was delivered by each of our segments in the second quarter against a backdrop of continued growth in North American new home construction and new product introductions. Continuing our trend, we introduced new products in our Decorative Architectural segment and benefited from the growth of previously introduced new products and programs at retail. Our Cabinet and Installation segments further improved their performance by achieving profitability and we remain focused on driving profitable growth in our North American cabinetry business. In addition, we were pleased with our international sales growth, given the weakness in European economies. Our strong performance reflects our ongoing success in leveraging the housing recovery and the continued execution of our strategic priorities, including our focus on cost containment.”

Outlook

“We believe that new home construction will continue to show strong growth in 2013, and we are encouraged by the improvement in repair and remodeling trends. While this growth is promising, uncertainties related to the overall strength of the U. S. economy and the lingering weakness in the Eurozone persists. Given that, we remain focused on navigating successfully through this recovery. We continue to believe that the actions we have taken over the past several years, including investing in our brands, reducing our cost structure and paying down debt, have strengthened our business for the future,” said Mr. Wadhams.

About Masco

Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

The 2013 second quarter supplemental material, including a presentation in PDF format, is available on the Company’s website at www.masco.com.

Conference Call Details

A conference call regarding items contained in this release is scheduled for Tuesday, July 30, 2013 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (855) 226-2726 (855-22MASCO) and from outside the U.S. at (706) 679-3614. Please use the conference identification number 12296334. The conference call will be webcast simultaneously and in its entirety through the Company’s website. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on the Company’s website.

A replay of the call will be available on Masco’s website or by phone by dialing (855) 859-2056 and from outside the U.S. at (404) 537-3406. Please use the conference identification number 12296334. The telephone replay will be available approximately two hours after the end of the call and continue through August 14, 2013.

Safe Harbor Statement

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “should,”

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“intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, uncertainty in the international economy, shifts in consumer preferences and purchasing practices, our ability to improve our underperforming businesses, and our ability to maintain our competitive position in our industries. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.

Investor / Media Contact

Maria Duey

Vice President – Investor Relations &

Corporate Communications

313.792.5500

maria_duey@mascohq.com

# # #

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MASCO CORPORATION

Condensed Consolidated Statements of Operations - Unaudited

For the Three Months and Six Months Ended June 30, 2013 and 2012

(dollars in millions, except EPS)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net sales	$2,149	$1,945	$4,025	$3,751
Cost of sales	1,540	1,424	2,908	2,746

Gross profit	609	521	1,117	1,005
Selling, general and administrative expenses	421	392	797	769
Charge from litigation settlements, net	—	75	—	73

Operating profit	188	54	320	163
Other income (expense), net	(62)	(66)	(118)	(131)
Gains from financial investments, net	5	—	8	16

Income (loss) from continuing operations before income taxes	131	(12)	210	48
Income taxes	39	31	53	38

Income (loss) from continuing operations	92	(43)	157	10
Loss from discontinued operations	(5)	(24)	(14)	(33)

Net income (loss)	87	(67)	143	(23)
Less: Net income attributable to noncontrolling interest	10	8	19	19

Net income (loss) attributable to Masco Corporation	$77	$(75)	$124	$(42)

Income (loss) per common share attributable to Masco Corporation (diluted):
Income (loss) from continuing operations	$0.23	$(0.15)	$0.38	$(0.03)
Loss from discontinued operations	(0.01)	(0.07)	(0.04)	(0.09)

Net income (loss)	$0.21	$(0.22)	$0.34	$(0.12)

Average diluted common shares outstanding	352	349	352	349

Amounts attributable to Masco Corporation:
Income (loss) from continuing operations	$82	$(51)	$138	$(9)
Loss from discontinued operations	(5)	(24)	(14)	(33)

Net income (loss)	$77	$(75)	$124	$(42)

Historical information is available on our website.	1

MASCO CORPORATION

Exhibit A: Reconciliations - Unaudited

For the Three Months and Six Months Ended June 30, 2013 and 2012

(dollars in millions, except EPS)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Gross Profit and Operating Profit Reconciliations
Net sales	$2,149	$1,945	$4,025	$3,751

Gross profit, as reported	$609	$521	$1,117	$1,005
Rationalization charges	11	3	17	13

Gross profit, as adjusted	$620	$524	$1,134	$1,018

Gross margin, as reported	28.3%	26.8%	27.8%	26.8%
Gross margin, as adjusted	28.9%	26.9%	28.2%	27.1%
Operating profit, as reported	$188	$54	$320	$163
Rationalization charges	18	7	26	18
Gain from sale of fixed assets	—	(5)	—	(5)
Charge for litigation settlements, net	—	75	—	73

Operating profit, as adjusted	$206	$131	$346	$249

Operating margin, as reported	8.7%	2.8%	8.0%	4.3%
Operating margin, as adjusted	9.6%	6.7%	8.6%	6.6%
Earnings Per Common Share Reconciliation
Income (loss) from continuing operations before income taxes, as reported	$131	$(12)	$210	$48
Rationalization charges	18	7	26	18
Gain from sale of fixed assets	—	(5)	—	(5)
Charge for litigation settlements, net	—	75	—	73
Gains from financial investments, net	(5)	—	(8)	(16)
Interest carry costs	—	7	—	7

Income from continuing operations before income taxes, as adjusted	144	72	228	125
Tax at 36% rate	(52)	(26)	(82)	(45)
Less: Net income attributable to noncontrolling interest	10	8	19	19

Net income, as adjusted	$82	$38	$127	$61

Income per common share, as adjusted	$0.23	$0.11	$0.36	$0.17

Average diluted common shares outstanding	352	349	352	349

Historical information is available on our website.	2

MASCO CORPORATION

Condensed Consolidated Balance Sheets and

Other Financial Data - Unaudited

(dollars in millions)

	June 30,	December 31,
Balance Sheet	2013	2012
Assets
Current assets:
Cash and cash investments	$1,223	$1,351
Receivables	1,255	933
Inventories	791	726
Prepaid expenses and other	109	107
Assets held for sale	101	100

Total current assets	3,479	3,217
Property and equipment, net	1,276	1,326
Goodwill	1,894	1,894
Other intangible assets, net	149	151
Other assets	173	184
Assets held for sale	91	103

Total assets	$7,062	$6,875

Liabilities
Current liabilities:
Notes payable	$207	$206
Accounts payable	998	788
Accrued liabilities	789	823
Liabilities held for sale	48	45

Total current liabilities	2,042	1,862
Long-term debt	3,421	3,422
Deferred income taxes and other	1,050	1,053
Liabilities held for sale	—	4

Total liabilities	6,513	6,341
Shareholders’ equity	549	534

Total liabilities and shareholders’ equity	$7,062	$6,875

	Year To Date
	June 30,	June 30,
	2013	2012
Other Financial Data
Working Capital Days
Receivable Days	51	51
Inventory Days	51	55
Payable Days	67	65
Working Capital	$1,048	$1,109
Working Capital as a % of Sales (LTM)	13.1%	14.6%

Historical information is available on our website.	3

MASCO CORPORATION

Condensed Consolidated Statement of Cash Flows - Unaudited

(dollars in millions)

	June 30,	June 30,
	2013	2012
Cash Flows From (For) Operating Activities:
Cash provided by operating activities	$299	$109
Working capital changes	(240)	(113)

Net cash from (for) operating activities	59	(4)

Cash Flows From (For) Financing Activities:
Purchase of Company common stock	(35)	(8)
Cash dividends paid	(54)	(53)
Dividend paid to noncontrolling interest	(34)	(40)
Credit Agreement costs	(4)	—
Debt, net	—	324

Net cash (for) from financing activities	(127)	223

Cash Flows From (For) Investing Activities:
Capital expenditures	(59)	(52)
Other, net	8	37

Net cash for investing activities	(51)	(15)

Effects of exchange rate changes on cash and cash investments	(9)	(7)
Cash and Cash Investments:
(Decrease) increase for the period	(128)	197
At January 1	1,351	1,656

At June 30	$1,223	$1,853

Historical information is available on our website.	4

MASCO CORPORATION

Quarterly Segment Data - Unaudited

For the Three Months and Six Months Ended June 30, 2013 and 2012

(dollars in millions)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	Change	2013	2012	Change
Cabinets and Related Products
Net sales	$265	$253	5%	$501	$481	4%

Operating profit (loss), as reported	$2	$(5)		$(2)	$(21)
Operating margin, as reported	0.8%	-2.0%		-0.4%	-4.4%

Rationalization charges	1	1		3	3
Accelerated depreciation related to plant closures	2	—		4	—

Operating profit (loss), as adjusted	5	(4)		5	(18)
Operating margin, as adjusted	1.9%	-1.6%		1.0%	-3.7%

Depreciation and amortization	9	10		19	20

EBITDA, as adjusted	$14	$6		$24	$2

Plumbing Products
Net sales	$802	$738	9%	$1,564	$1,480	6%

Operating profit, as reported	$102	$70		$188	$167
Operating margin, as reported	12.7%	9.5%		12.0%	11.3%

Rationalization charges	7	1		8	3
Accelerated depreciation related to plant closures	1	2		1	9

Operating profit, as adjusted	110	73		197	179
Operating margin, as adjusted	13.7%	9.9%		12.6%	12.1%

Depreciation and amortization	15	14		30	29

EBITDA, as adjusted	$125	$87		$227	$208

Installation and Other Services
Net sales	$357	$296	21%	$669	$574	17%

Operating profit (loss), as reported	$8	$(9)		$4	$(23)
Operating margin, as reported	2.2%	-3.0%		0.6%	-4.0%

Operating profit (loss), as adjusted	8	(9)		4	(23)
Operating margin, as adjusted	2.2%	-3.0%		0.6%	-4.0%

Depreciation and amortization	7	7		14	15

EBITDA, as adjusted	$15	$(2)		$18	$(8)

Decorative Architectural Products
Net sales	$565	$517	9%	$997	$951	5%

Operating profit, as reported	$104	$95		$193	$168
Operating margin, as reported	18.4%	18.4%		19.4%	17.7%

Rationalization charges	1	—		1	—

Operating profit, as adjusted	105	95		194	168
Operating margin, as adjusted	18.6%	18.4%		19.5%	17.7%

Depreciation and amortization	4	4		8	8

EBITDA, as adjusted	$109	$99		$202	$176

Historical information is available on our website.	5

MASCO CORPORATION

Quarterly Segment Data - Unaudited

For the Three Months and Six Months Ended June 30, 2013 and 2012

(dollars in millions)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	Change	2013	2012	Change
Other Specialty Products
Net sales	$160	$141	13%	$294	$265	11%

Operating profit, as reported	$11	$6		$10	$1
Operating margin, as reported	6.9%	4.3%		3.4%	0.4%

Rationalization charges	1	—		2	—
Accelerated depreciation related to plant closures	2	—		4	—

Operating profit, as adjusted	14	6		16	1
Operating margin, as adjusted	8.8%	4.3%		5.4%	0.4%

Depreciation and amortization	2	6		5	11

EBITDA, as adjusted	$16	$12		$21	$12

Total
Net sales	$2,149	$1,945	10%	$4,025	$3,751	7%

Operating profit, as reported - segment	$227	$157		$393	$292
General corporate expense, net (GCE)	(39)	(33)		(73)	(61)
Gain from sales of fixed assets	—	5		—	5
Charge for litigation settlements, net	—	(75)		—	(73)

Operating profit, as reported	188	54		320	163
Operating margin, as reported	8.7%	2.8%		8.0%	4.3%

Rationalization charges - segment	10	2		14	6
Accelerated depreciation - segment	5	2		9	9
Rationalization charges - GCE	3	3		3	3
Gain from sales of fixed assets	—	(5)		—	(5)
Charge for litigation settlements, net	—	75		—	73

Operating profit, as adjusted	206	131		346	249
Operating margin, as adjusted	9.6%	6.7%		8.6%	6.6%

Depreciation and amortization - segment	37	41		76	83
Depreciation and amortization - non-operating	3	4		6	7

EBITDA, as adjusted	$246	$176		$428	$339

Historical information is available on our website.	6

MASCO CORPORATION

North American and International Data - Unaudited

For the Three Months and Six Months Ended June 30, 2013 and 2012

(dollars in millions)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	Change	2013	2012	Change
North American
Net sales	$1,765	$1,587	11%	$3,275	$3,018	9%

Operating profit, as reported	$185	$125		$325	$213
Operating margin, as reported	10.5%	7.9%		9.9%	7.1%

Rationalization charges	6	2		7	6
Accelerated depreciation related to plant closures	3	2		5	9

Operating profit, as adjusted	194	129		337	228
Operating margin, as adjusted	11.0%	8.1%		10.3%	7.6%

Depreciation and amortization	29	32		60	64

EBITDA, as adjusted	$223	$161		$397	$292

International
Net sales	$384	$358	7%	$750	$733	2%

Operating profit, as reported	$42	$32		$68	$79
Operating margin, as reported	10.9%	8.9%		9.1%	10.8%

Rationalization charges	4	—		7	—
Accelerated depreciation related to plant closures	2	—		4	—

Operating profit, as adjusted	48	32		79	79
Operating margin, as adjusted	12.5%	8.9%		10.5%	10.8%

Depreciation and amortization	8	9		16	19

EBITDA, as adjusted	$56	$41		$95	$98

Total
Net sales	$2,149	$1,945	10%	$4,025	$3,751	7%

Operating profit, as reported - segment	$227	$157		$393	$292
General corporate expense, net (GCE)	(39)	(33)		(73)	(61)
Gain from sales of fixed assets	—	5		—	5
Charge for litigation settlements, net	—	(75)		—	(73)

Operating profit, as reported	188	54		320	163
Operating margin, as reported	8.7%	2.8%		8.0%	4.3%

Rationalization charges - segment	10	2		14	6
Accelerated depreciation - segment	5	2		9	9
Rationalization charges - GCE	3	3		3	3
Accelerated depreciation - GCE	—	—		—	—
Gain from sales of fixed assets	—	(5)		—	(5)
Charge for litigation settlements, net	—	75		—	73

Operating profit, as adjusted	206	131		346	249
Operating margin, as adjusted	9.6%	6.7%		8.6%	6.6%

Depreciation and amortization - segment	37	41		76	83
Depreciation and amortization - non-operating	3	4		6	7

EBITDA, as adjusted	$246	$176		$428	$339

Historical information is available on our website.	7